UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2005

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)

UnitedHealth Group Center,
9900 Bren Road East, Minnetonka, Minnesota 55343
(Address of principal executive offices) (zip code)

(952) 936-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 2, 2005, UnitedHealth Group Incorporated (the “Company”) agreed to sell $500,000,000 aggregate principal amount of its 4.875% Notes due March 15, 2015 (the “Notes”), pursuant to an Underwriting Agreement (“Underwriting Agreement”) and applicable Pricing Agreement, each dated March 2, 2005, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters listed on Schedule I of the Pricing Agreement referenced above (together, the “Underwriters”). The Notes will be issued pursuant to that certain Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by an Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (the “Indenture”), and the Officers’ Certificate and Company Order, dated March 2, 2005, relating to the Notes, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes will be issued on March 7, 2005, and have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-113755.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement and applicable Pricing Agreement each dated March 2, 2005, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated March 2, 2005, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the Notes (excluding exhibits thereto).

4.2	Specimen of the Note

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2005

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ David J. Lubben
	Name:	David J. Lubben
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement and applicable Pricing Agreement each dated March 2, 2005, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated March 2, 2005, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the Notes (excluding exhibits thereto).

4.2	Specimen of the Note